Exhibit 10.1

FIRST AMENDMENT
TO
RESEARCH SERVICES, LICENSE AND COLLABORATION AGREEMENT

This First Amendment to Research Services, License and Collaboration Agreement (this “First Amendment”) is entered into as of October 29, 2021 (the “First Amendment Effective Date”) by and between Repare Therapeutics, Inc., a corporation organized and existing under the laws of Canada and having its principal place of business at 7210 Frederick-Banting, St-Laurent, Quebec, H4S 2A1, Canada (“Repare”) and Ono Pharmaceutical Co., Ltd., a corporation organized and existing under the laws of Japan and having an address of 8-2, Kyutaromachi 1-chome, Chuo-ku, Osaka 541-8564, Japan (“Ono”). Repare and Ono may each be referred to herein as a “Party” or collectively as the “Parties.”

WHEREAS, Repare and Ono entered into that certain Research Services, License and Collaboration Agreement, dated as of January 31, 2019 (the “Agreement”); and

WHEREAS, the Parties wish to amend the Agreement to extend and clarify the Research Term based on the amendment of the Research Plan which was reviewed and discussed at the JRC meeting held on October 13 (EST) /14 (JST), 2021 and was mutually agreed by the Parties with the letter dated October 29, 2021, in accordance with Section 2.4.3 of the Agreement;

NOW, THEREFORE, the Parties, intending to be legally bound, hereby agree as follows:

1.
Capitalized terms used in this First Amendment that are not defined herein shall have the meanings ascribed to them in the Agreement.
2.
Section 1.142 of the Agreement is hereby deleted in its entirety and replaced with the following:

1.142 “Research Term” means the period commencing on the Effective Date and ending upon the earlier of (a) the fourth (4th) anniversary of the Effective Date or (b) the date of submission of the first IND in the United States or in Japan. Any extension of the Research Term will require the mutual written agreement of both Parties.

3.
Section 15.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

15.1 Term. The Agreement shall be effective as of the Effective Date and, unless terminated earlier pursuant to Section 15.2 (Termination Rights), this Agreement shall continue in effect until (a) if Ono timely provides Repare with a DC Selection Notice pursuant to Section 3.4, the expiration of the last to expire of the Royalty Terms or (b) if Ono does not timely provide Repare with a DC Selection Notice pursuant to Section 3.4, the end of the Drug Candidate Selection Period. If Ono timely provides Repare with a DC Selection Notice pursuant to Section 3.4, then, for the avoidance of doubt, Ono and Repare will have the licenses set forth in Sections 10.1.2 and 10.2.2 and will become subject to the diligence obligations set forth in Sections 4.2.2 and 4.2.3.

4.
This First Amendment shall be deemed incorporated into and made a part of the Agreement. The provisions of this First Amendment shall constitute an amendment to the Agreement, and, to the extent that any term or provision of this First Amendment may be deemed expressly inconsistent with any term or provision in the Agreement, this First Amendment shall govern and control. Except as expressly modified by the terms of this First Amendment, all of the terms, conditions, and provisions of the Agreement are hereby ratified, and the Agreement remains in full force and effect.

5.
This First Amendment may be executed in two (2) or more counterparts, including by facsimile or PDF signature pages or other electronic means, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, and intending to be legally bound hereby, the Parties have caused this First Amendment to Research Services, License and Collaboration Agreement to be executed by their respective duly authorized officers as of the First Amendment Effective Date.

REPARE THERAPEUTICS, INC.

By: /s/ Lloyd M. Segal

Name: Lloyd M. Segal
Title: President & CEO

ONO PHARMACEUTICAL CO., LTD.

By: /s/ Takao Yoshida

Name: Takao Yoshida
Title: Senior Director, Research Center of Oncology